Exhibit 99.1
KBW Community Bank Investor Conference NASDAQ: MCBS July 2024

2 Disclaimer This presentation contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be regarding future events and our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical in nature and may be identified by references to a future period or periods by the use of the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this presentation should not be relied on because they are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of known and unknown risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, and other factors, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Factors that might cause such differences include, but are not limited to: the impact of current and future economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from media coverage of the banking industry; risks arising from perceived instability in the banking sector; changes in the interest rate environment, including changes to the federal funds rate; changes in prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; competition in our markets that may result in increased funding costs or reduced earning assets yields, thus reducing margins and net interest income; interest rate fluctuations, which could have an adverse effect on the Company’s profitability; legislation or regulatory changes which could adversely affect the ability of the consolidated Company to conduct business combinations or new operations; changes in tax laws; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and the surrounding region; and adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), and in other documents that we file with the SEC from time to time, which are available on the SEC’s website, http://www.sec.gov. In addition, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, express or implied, included in this press release are qualified in their entirety by this cautionary statement.

Company Overview

Company

- Metro City Bank was founded in 2006
- The holding company, MetroCity Bankshares, Inc., was founded in 2014

Headquarters

- Doraville, Georgia (Atlanta Metro Area)

Focus

- Non-conforming mortgage lending, SBA lending and conservative CRE lending
- Predominantly Asian-American communities in growing metropolitan markets in the Eastern U.S. and Texas

2024 Size and Scale

- $3.6 billion in total assets
- $3.1 billion in gross loans
- $2.7 billion in total deposits

2024 YTD Performance

- 1.77% Return on Average Assets
- 16.27% Return on Average Equity
- 3.45% Net Interest Margin
- 36.8% Efficiency Ratio

METROCITY BANKSHARES, INC.

● 20 Full-Service Branch Locations



Doraville, GA Headquarters and 8 Branches in the Atlanta Metro Area

Note: Financial data is as of or for the quarter ended June 30, 2024 and as of or for the six months ended June 30 for 2024 YTD

METROCITY BANKSHARES, INC.
3

History of Metro City Bank

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

2006
- Opened April 2006
- $14.9mm in equity

2007
- Surpassed $200mm in assets
- Raised $15.9mm in additional equity
- Opened branches in Duluth, GA and Johns Creek, GA

2008
- Opened a branch in Suwanee, GA

2009
- Surpassed $300mm in assets
- Net income exceeded $2mm

2011
- Opened the Sugarloaf branch in Suwanee, GA

2012
- Achieved 2% ROAA
- Acquired Global Commerce (FDIC-Assisted)
- Acquired Opelika branch from Synovus to enter Alabama

2013
- Surpassed $500mm in assets
- Net income exceeded $10mm

2014
- Entered the Washington D.C. area by opening a branch in Centreville, VA
- Formed the holding company

2015
- Opened a branch in Montgomery, AL

2016
- Surpassed $1B in assets
- Entered the NYC area by opening branches in Fort Lee, NJ and Bayside, NY
- Entered Texas by acquiring two branches in the Dallas-Fort Worth MSA
- Net income exceeded $20mm

2017
- 5 straight years with an ROAA above 2%
- Peachtree Corners office was opened in Norcross, GA

2018
- Entered Cobb County with a branch in Marietta, GA
- Three branches opened in Annandale, VA, Houston, TX, and Flushing, NY

2019
- Listed on the NASDAQ exchange through $26 million IPO
- Opened a branch in Tampa, FL

2021
- Surpassed $3B in assets

2023
- Opened a branch in LaGrange, GA

METROCITY BANKSHARES, INC. 4

Senior Management Team

Our senior management team is supported by ten highly qualified and experienced individuals who oversee various aspects of our business

Name	Holding Company Title	Years in Industry	Year Joined MetroCity	Prior Experience
Nack Y. Paek	Chairman and Chief Executive Officer	43	2006	• Founder of MetroCity Bankshares, Inc. and Metro City Bank • Served as President of Government Loan Service Corp. which specialized in originating and servicing SBA loans • Founding director for Summit Bank Corporation where he served in various capacities, including Chairman of the Audit committee and Chairman of the Board of Directors
Farid Tan	President and Director	43	2006	• Began community banking career in Georgia in 1999 as Senior Vice President and Chief Lending Officer of Global Commerce Bank; named President and CEO in 2002 • Started banking career in 1981 for Bank Bumiputra Malaysia where he became the Assistant General Manager of their New York office
Howard H. Kim	Executive VP, Chief Operating Officer, Chief Lending Officer and Director	44	2006	• Served as Vice President, Commercial and SBA Lender for two local community banks in Doraville, Georgia prior to joining Metro City Bank in 2006 • Worked for Korea Development Securities Co. Ltd as an assistant branch manager, a manager of their accounting division and representative of their Amsterdam office from 1991 to 1997 • Worked for Korea Development Bank as an officer for lending, deposit, foreign exchange dealing and accounting from 1980 to 1991
Lucas C. Stewart	Executive VP, Chief Financial Officer	21	2019	• Most recently served as Vice President of Financial Reporting and SOX Compliance for Fidelity Bank in Atlanta, GA • Director of an Atlanta CPA firm and oversaw the audits of various financial institutions over the span of 9 years

METROCITY BANKSHARES, INC. 5

6 Key Investment Highlights • Strong asset growth in each of the last three years, driven by investments in personnel and branch infrastructure • Since 2015, we have added twelve full-service branches in carefully selected locations and added 130 employees • Investments yielded growth in assets, loans, deposits and shareholders’ equity well in excess of our peer groups Balance Sheet Growth • Steady balance sheet expansion has driven consistent revenue and earnings growth • Peer-leading profitability has enabled us to support growth while maintaining healthy capital ratios and achieving a dividend payout ratio greater than 24% over the last five years (excluding 2021) • Greater than 1.50% return on average assets for every fiscal year since 2015 Earnings Growth and Profitability • Growth and profitability have come without compromising on asset quality • Only 5 foreclosures out of 19,550 residential mortgage loans originated between January 1, 2015 and June 30, 2024, none of which resulted in a loss Credit Quality • Successful growth of customer base since our founding primarily through de novo branch openings in vibrant, multi-ethnic markets • Suite of product offerings tailored to meet the needs of businesses and individuals already established in our communities Niche Focus

Beneficial Ownership of Executive Officers and Directors

Name	Age	Year Joined	Principal Occupation	Nationality	Title and Position with the Company	Shares of Common Stock Beneficially Owned
Nack Y. Paek	82	2006	Chairman and CEO of MetroCity Bankshares, Inc.	Korean	Chairman, CEO and Founder	5.46%
Farid Tan	66	2006	President and Director of MetroCity Bankshares, Inc.	Malaysian	President & Director	3.77%
Howard H. Kim	67	2006	Executive VP, COO and CLO of MetroCity Bankshares, Inc.	Korean	Executive VP, COO, CLO & Director	2.36%
Lucas Stewart	45	2019	Executive VP, CFO of MetroCity Bankshares, Inc.	American	Executive VP, CFO	0.01%
Beneficial Ownership of Executive Offices:						**11.60%**
Don Leung	66	2006	Vice Chairman of the Board of MetroCity Bankshares, Inc.	Chinese	Director	4.27%
Ajit Patel	59	2006	Managing Member of Amrit & Sons I, LLC and Relax Hospitality, LLC	Indian	Director	2.76%
Sam Sang-Koo Shim	81	2006	President of SKS Consulting, Inc.	Korean	Director	2.50%
Francis Lai	70	2010	Managing Member of Goldfield Capital, LLC	Malaysian	Director	2.14%
Frank Glover	45	2022	President of STG Investments	American	Director	0.80%
Feiying Lu	60	2006	Internal Controller with Imaex Trading Company	Chinese	Director	0.66%
William J. Hungeling	53	2020	Owner of Hungeling CPA	American	Director	0.62%
Frank S. Rhee	59	2006	Co-Owner, EEE Holdings LLC	Korean	Director	0.07%
Beneficial Ownership of Current Directors Excluding Management:						**13.82%**
Total Beneficial Ownership:						**25.42%**

Note: Beneficial ownership percentages include unvested restricted stock and are as of June 30, 2024

METROCITY BANKSHARES, INC. 7

8 As of or for the Six Months Ended, June 30, 2024 Total Assets $3,61 5.4 Gross Loans 3,090.5 Total Deposits 2,7 45.9 Total Shareholders' Equity 407 .2 Net Income ($mm) $31 .6 Return on Av erage Assets 1 .7 7 % Return on Av erage Shareholders' Equity 1 6.27 % Net Interest Margin 3.45% Efficiency Ratio 36.8% Gross Loans to Deposits 1 1 2.8% Total Shareholders Equity to Total Assets 1 1 .26% Tier 1 Lev erage Ratio 1 0.7 5% Tier 1 Risk-Based Capital Ratio 1 8.25% Total Risk-Based Capital Ratio 1 9.1 2% Nonperforming Assets to Total Assets 0.7 5% Allowance for Loan Losses to Gross Loans 0.58% Net Charge-Offs to Av erage Loans (0.01%) Asset Quality Balance Sheet ($mm) Earnings and Profitability Balance Sheet and Capital Ratios (Consolidated) $1,244.2 $1,307.4 $1,479.9 $2,263.0 $2,666.8 $2,730.9 $2,745.9 2018 2019 2020 2021 2022 2023 2024 YTD Financial Snapshot Total Deposits ($mm) Net Income ($mm) $41.3 $44.7 $36.4 $61.7 $62.6 $51.6 $31.6 2018 2019 2020 2021 2022 2023 2024 YTD Note: Dollars in millions unless otherwise noted. Financial data is as of or for the 12 months ended December 31 for each respective year end and as of or for the six months ended June 30 for 2024 YTD Gross Loans ($mm) Track Record of Organic Growth $1,200.4 $1,247.0 $1,630.3 $2,505.1 $3,055.7 $3,164.4 $3,090.5 2018 2019 2020 2021 2022 2023 2024 YTD

9 2.87% 2.17% 2.51% 1.96% 1.50% 1.77% 2019 2020 2021 2022 2023 2024 YTD 24.23% 16.02% 23.55% 19.55% 14.10% 16.27% 2019 2020 2021 2022 2023 2024 YTD 39.7% 44.0% 35.1% 35.8% 39.9% 36.8% 2019 2020 2021 2022 2023 2024 YTD Net Interest Margin Efficiency Ratio Exceptional Profitability and Growth Return on Average Shareholders’ Equity Note: Financial data is as of or for the 12 months ended December 31 for each respective year end and as of or for the six months ended June 30 for 2024 YTD Return on Average Assets 4.15% 4.18% 4.45% 3.95% 3.13% 3.45% 2019 2020 2021 2022 2023 2024 YTD

Peer Leading Performance

Growth Metrics vs. Peers(1)

Peer Median



Total Assets
Metro City
20.2%
Nationwide Median
10.0%
Ethnic Median
7.7%
Gross Loans
Metro City
20.0%
Nationwide Median
9.9%
Ethnic Median
8.2%
Net Income
Metro City
18.1%
Nationwide Median
(1.8%)
Ethnic Median
1.0%

Performance Metrics vs. Peers(2)



ROAA
Metro City
1.89%
Nationwide Median
0.82%
Ethnic Median
0.88%
ROAE
Metro City
17.1%
Nationwide Median
8.6%
Ethnic Median
9.1%
Efficiency Ratio
Metro City
35.9%
Nationwide Median
66.7%
Ethnic Median
59.4%

Note: Ethnic Peer Group includes eight banks traded on either the NYSE or the Nasdaq Global Select Market and headquartered in the United States with a primary focus on serving distinct ethnic communities (EWBC, CATY, HOPE, HAFC, PFBC, RBB, OPBK, and PCB). Nationwide Peer Group includes 57 banks traded on either the NYSE or the Nasdaq Global Select Market with total assets between $2.5 billion and $5 billion as of the most recent quarter available

(1) Three year CAGR from December 31, 2020 to June 30, 2024 or the most recent quarter available

(2) Financial data as of the three months ended June 30, 2024 or the most recent quarter available

METROCITY BANKSHARES, INC. 10

11 0.63% 0.93% 0.89% 0.50% 0.71% 1.10% 0.75% 2018 2019 2020 2021 2022 2023 2024 YTD Strong Focus on Credit Credit Quality Highlights NPAs / Total Assets • Adherence to disciplined and well-defined underwriting practices  No delegated individual lending authority  Lending authority governed by graduated size limits at each of our management loan committee, directors’ loan committee, or our full board of directors • Focus on low loan-to-value, strong cash flows and personal guarantees in most cases • High level of involvement of our executive senior management team and board of directors • Exceptional performance in our residential mortgage lending  Utilizes a pre-defined criteria approval system with no need for discretionary judgement or approval  Only 5 foreclosures out of 19,550 residential mortgage loans originated between January 1, 2015 and June 30, 2024, none of which resulted in a loss • Take advantage of the SBA and USDA programs to augment credit via guarantees Note: Financial data is as of or for the 12 months ended December 31 for each respective year end as of or for the six months ended June 30 for 2024 YTD NCOs to Average Gross Loans 0.14% (0.02%) 0.01% 0.01% 0.01% 0.02% (0.01%) 2018 2019 2020 2021 2022 2023 2024 YTD

12 Construction and Development $13.6 0.4% Commercial Real Estate $733.8 23.7% Commercial and Industrial $68.3 2.2% Consumer & Other $0.2 Residential Real 0.01% Estate $2,282.6 73.7% Diverse Loan Portfolio 6/30/2024 Note: Dollars in millions unless otherwise noted Loan Portfolio Highlights • Primary focus on real estate lending with an expertise in non-conforming single family residential (“SFR”) and Small Business Administration (“SBA”) lending • We continue to diversify both geographically and by loan type  Since 2015, we have opened 12 new branches, including 3 in the Atlanta metropolitan area  We also opened three branches in Texas, two branches in New York, and one branch in each of Alabama, Florida, New Jersey and Virginia  We will continue to expand geographically to new gateway markets that are culturally diverse and experiencing demographic growth From 1/1/2017 to 6/30/2024 MetroCity has originated $4,981.6 million and sold $1,738.7 million of Residential Real Estate loans Loan Portfolio Composition $3.1bn 12/31/2014 Construction and Development $37.8 7.7% Commercial Real Estate $317.9 65.1% Commercial and Industrial $32.0 6.5% Consumer & Other $16.7 3.4% Residential Real Estate $83.9 17.2% $488.3mm

13 Residential Real Estate Lending Geographic Breakdown Residential Real Estate Loan Balances ($mm) Note: Dollars in millions unless otherwise noted. Financial data is as of or for the 12 months ended December 31 for each respective year end and as of or for the six months ended June 30 for 2024 YTD Volume of Residential Loans Originated and Sold ($mm) Gain on Sale/Servicing Income ($mm) $670.3 $651.6 $974.4 $1,879.0 $2,306.9 $2,350.3 $2,282.6 2018 2019 2020 2021 2022 2023 2024 YTD NY 54.2% GA 14.6% PA 7.8% TX 6.4% NJ 5.0% FL 3.8% MA 1.7% Other 6.5% $716.1 $644.5 $484.2 $1,200.0 $833.6 $337.0 $188.1 $536.0 $520.1 $92.7 $0.0 $94.9 $0.0 $133.3 2018 2019 2020 2021 2022 2023 2024 YTD Origination Sale $5.7 $9.1 $2.5 $0.0 $2.0 $0.0 $1.4 $12.0 $9.3 $1.3 ($0.6) ($0.6) ($0.2) $1.3 2018 2019 2020 2021 2022 2023 2024 YTD Gain on Sale Servicing Income

14 $167.4 $173.6 $192.7 $238.8 $303.6 $286.6 $271.1 $92.4 $31.0 $0.7 $0.3 $0.2 $285.1 $269.8 $304.3 $286.9 $271.3 2018 2019 2020 2021 2022 2023 2024 YTD Non-PPP SBA Loans PPP Loans Agriculture 6.1% Supermarkets & Other Grocery 5.5% Beer/Wine/Liquor Stores 24.2% C-Store 4.0% Hotels & Motels 4.6% Restaurants 12.9% Car Washes 18.5% Other 24.2% Major Industry Exposure SBA Balances ($mm) Note: Dollars in millions unless otherwise noted. Financial data is as of or for the 12 months ended December 31 for each respective year end and as of or for the six months ended June 30 for 2024 YTD SBA Lending Continues to Support Growth Volume of SBA Loans Originated and Sold ($mm) Gain on Sale/Servicing Income ($mm) $4.6 $5.4 $6.5 $11.0 $2.1 $3.3 $1.1 $3.1 $3.7 $6.1 $5.9 $1.8 $4.8 $2.1 2018 2019 2020 2021 2022 2023 2024 YTD Gain on Sale Servicing Income $121.0 $155.0 $245.7 $285.8 $136.7 $88.1 $19.7 $93.3 $118.4 $128.6 $124.7 $31.5 $72.9 $24.1 2018 2019 2020 2021 2022 2023 2024 YTD Origination Sale

15 Net Interest Income $57.8 83.9% SBA servicing income, net $2.1 3.0% Other $1.1 1.6% Service charges, commissions and fees $4.2 6.0% Gain on sale - SBA loans $1.0 1.5% Gain on sale - SFR loans $1.4 2.0% Mortgage servicing income, net and other $1.3 1.9% • For the year ended December 31, 2023 and the six months ended June 30, 2024, 17.5% and 16.1%, respectively, of revenue came from noninterest income • Noninterest income for the six month period ended June 30, 2024 was $11.1 million, a decrease of $0.3 million or 2.7%, compared to $10.8 million for the six month period ended June 30, 2023 • A significant portion of noninterest income is associated with SBA and residential mortgage lending activity, consisting of gains on the sale of loans sold in the secondary market and servicing income from loans sold with servicing rights retained • In recent years, we have elected to sell less loans to help maximize our interest income due to lower sales premiums offered from secondary market Well Diversified Revenue Streams Highlights Revenue for the six months ended June 30, 2024 ($mm) $68.9mm Note: Dollars in millions unless otherwise noted

Deposit Portfolio

Deposit Portfolio Highlights

- Focused on growing our low-cost deposits, which we gather primarily through our branch network
  - We also utilize brokered deposits as a source of funding to support our asset growth
- Total deposits increased $47.4 million, or 1.8% to $2.75 billion at June 30, 2024 compared to $2.70 billion at June 30, 2023
- Since 2014 we have placed an increased emphasis on growing our relationship-based deposits with our commercial and business lending customers; developing SBA borrowers into full-scale customer relationships
- Since 2017, we have been developing deposit relationships with our mortgage borrowers
- Uninsured deposits were 23.4% of total deposits at June 30, 2024 compared to 30.7% at June 30, 2023. As of June 30, 2024, we had $1.2 billion of available borrowing capacity at the Federal Home Loan Bank ($709.7 million), Federal Reserve Discount Window ($509.2 million) and various other financial institutions (fed fund lines totaling $47.5 million).

Cost of Deposits



1.69%
0.83%
0.21%
0.97%
3.04%
3.07%
2019
2020
2021
2022
2023
2024 YTD

Deposit Portfolio Composition as of June 30, 2024 ($mm)



68% Core Deposits(1)
Jumbo Time Deposits $527.8 19.2%
Noninterest-Bearing Demand $564.1 20.5%
NOW Accounts & Savings $150.9 5.5%
Retail Time Deposits $521.8 19.0%
Money Market $981.3 35.8%
$2.75bn

Note: Dollars in millions unless otherwise noted. Financial data is as of or for the 12 months ended December 31 for each respective year and as of or for the six months ended June 30, 2024 for 2024 YTD

(1) Core deposits exclude time deposits > 250,000 without other related deposit accounts

METROCITY BANKSHARES, INC. 16

17 22.01% 20.86% 17.77% 16.68% 17.60% 19.12% 2019 2020 2021 2022 2023 2024 YTD 12.70% 13.44% 9.44% 9.57% 10.20% 10.75% 2019 2020 2021 2022 2023 2024 YTD Strong Capital Position Total Shareholders Equity to Total Assets Tier 1 Leverage Ratio Note: Financial data is as of or for the 12 months ended December 31 for each respective year end and as of or for the six months ended June 30 for 2024 YTD Tier 1 Risk Based Capital Total Risk-Based Capital 21.31% 20.00% 16.76% 15.99% 16.73% 18.25% 2019 2020 2021 2022 2023 2024 YTD 13.28% 12.90% 9.34% 10.20% 10.89% 11.26% 2019 2020 2021 2022 2023 2024 YTD

Appendix

19 Selected Historical Consolidated Financials As of or for the As of or for the Year Ended Six Months Ended December 31, June 30, (Dollars in thousands, except per share data) 2020 2021 2022 2023 2024 Statement of Income Data: Interest income $ 77,609 $ 108,741 $ 147,220 $ 192,827 $ 106,466 Interest expense 11,489 4,572 27,609 91,348 48,669 Net interest income 66,120 104,169 119,611 101,479 57,797 Provision for credit losses 3,467 6,929 (2,767) (15) (268) Noninterest income 27,112 33,803 19,204 18,204 11,127 Noninterest expense 41,001 48,424 50,365 47,726 25,393 Income tax expense 12,370 20,918 28,615 20,359 12,232 Net income 36,394 61,701 62,602 51,613 31,567 Per Share Data: Basic income per share $ 1.42 $ 2.41 $ 2.46 $ 2.05 $ 1.25 Diluted income per share 1.41 2.39 2.44 2.02 1.24 Dividends per share 0.40 0.46 0.60 0.72 0.40 Book value per share (at period end) 9.54 11.40 13.88 15.14 16.08 Shares of common stock outstanding 25,674,573 25,465,236 25,169,709 25,205,506 25,331,916 Weighted average diluted shares 25,798,549 25,788,781 25,688,696 25,518,516 25,547,171 Balance Sheet Data: Gross loans held for investment $ 1,630,344 $ 2,505,070 $ 3,055,689 $ 3,142,105 $ 3,090,498 Loans held for sale - - - 22,267 - Allowance for loan losses 10,135 16,952 13,888 18,112 17,960 Total assets 1,897,489 3,106,158 3,427,239 3,502,823 3,615,370 Deposits 1,479,889 2,263,020 2,666,838 2,730,936 2,745,860 Shareholders' equity 244,831 290,223 349,421 381,517 407,228 Performance Ratios: Return on average assets 2.17% 2.51% 1.96% 1.50% 1.77% Return on average shareholders' equity 16.02 23.55 19.55 14.10 16.27 Dividend payout ratio 28.32 19.17 24.52 35.43 32.23 Yield on total loans 5.47 5.11 5.15 5.97 6.40 Yield on average earning assets 4.91 4.65 4.86 5.94 6.36 Cost of average interest bearing liabilities 1.15 0.29 1.25 3.73 3.81 Cost of deposits 0.83 0.21 0.97 3.85 3.80 Net interest margin 4.18 4.45 3.95 3.13 3.45 Efficiency ratio 44.04 35.10 36.28 39.87 36.84

20 Selected Historical Consolidated Financials As of or for the As of or for the Year Ended Six Months Ended December 31, June 30, (Dollars in thousands, except per share data) 2020 2021 2022 2023 2024 Asset quaility data: Net charge-offs/(recoveries) to average loans HFI 0.01% 0.01% 0.01% 0.02% (0.01%) Nonperforming assets to gross loans HFI and OREO 1.03 0.61 0.80 1.22 0.87 ACL to nonperforming loans 77.40 147.97 69.50 49.06 70.16 ACL to loans held for investment 0.62 0.68 0.45 0.58 0.58 Balance sheet and capital ratios: Gross loans held for investment to deposits 110.48% 110.98% 114.94% 115.33% 112.85% Noninterest bearing deposits to deposits 31.28 26.18 22.95 18.75 20.54 Tangible common equity to tangible assets 12.90 9.34 10.20 10.89 11.26 Leverage ratio 13.44 9.44 9.57 10.20 10.75 Common equity tier 1 ratio 20.00 16.76 15.99 16.73 18.25 Tier 1 risk-based capital ratio 20.00 16.76 15.99 16.73 18.25 Total risk-based capital ratio 20.86 17.77 16.68 17.60 19.12